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                                                                   EXHIBIT 10(a)

                                LETTER AMENDMENT

                                                   Dated as of December 31, 2000

To the banks, financial institutions and other institutional lenders
(collectively, the "Lenders") parties to the Credit Agreement referred to below and to Citibank, N.A., as agent (the
"Agent") for the Lenders

Ladies and Gentlemen:

     We refer to the 364-Day Credit Agreement dated as of November 28, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

     We refer to our acquisition of Bush Boake Allen Inc. pursuant to the Merger Agreement and to the financial covenant set forth in Section 5.03 of the Credit Agreement. It has come to our attention that said financial covenant was calculated without giving appropriate effect to the EBITDA of Bush Boake Allen Inc. We hereby request that the Required Lenders agree to amend the definition of EBITDA to give pro forma effect to the acquisition of Bush Boake Allen Inc.

     You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

     The definition of EBITDA in Section 1.01 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

     "EBITDA" means, for any period, net income (or net loss) plus the sum of
(a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense and all other non-cash charges and (e) extraordinary or unusual losses deducted in calculating net income less extraordinary or unusual gains added in calculating net income, in each case determined in accordance with GAAP for such period, provided, that for purposes of determining compliance with Section 5.03 for each period ended prior to the first anniversary of the Borrower's acquisition of Bush Boake Allen Inc., EBITDA of the Borrower and its Subsidiaries shall be deemed to be the pro forma amount calculated as if such acquisition had been consummated on the first day of such period.

     This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

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     On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

     The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       Very truly yours,


                                       INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                       By
                                          ------------------------------------
                                          Title:


Agreed as of the date first above written:

CITIBANK, N.A.,
   as Agent and as Lender

By
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   Title:



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{Type or print name of institution}


By
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   Title:


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